Fixed Income Update | Second Quarter 2023 Exhibit 99.1

Disclaimer This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995 and the rules and regulations of the Securities and Exchange Commission (“SEC”). Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T’s business, and management’s beliefs and assumptions. Statements regarding the potential effects of events or factors specific to M&T and/or the financial industry as a whole, as well as national and global events generally, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“future factors") which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Examples of future factors include: the impact of M&T’s acquisition of People's United Financial Inc. (“People’s United”) (as described in the next paragraph); economic conditions including inflation and market volatility; events and developments in the financial services industry, including legislation, regulations and other government actions affecting the industry and/or M&T and its subsidiaries individually or collectively; domestic or international political developments and other geopolitical events, including international conflicts; the impact of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; regulatory supervision and oversight, including monetary policy and capital requirements; governmental and public policy changes, including tax policy; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product, and service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; containing costs and expenses; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition, divestment and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. In addition, future factors related to the acquisition of People's United include, among others: the possibility that the anticipated benefits of the transaction will not be realized when expected or at all; potential adverse reactions or changes to business, customer or employee relationships; M&T's success in executing its business plans and strategies and managing the risks involved in the foregoing; the results and costs of integration efforts; the business, economic and political conditions in the markets in which M&T operates; the outcome of any legal proceedings that may be instituted against M&T or its subsidiaries; and other factors related to the acquisition that may affect future results of M&T. These are representative of the future factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other future factors. M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year-ended December 31, 2022, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date made, and M&T does not assume any duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Top 15 U.S.-based, commercial bank holding company, with national capabilities from our suite of specialty businesses and Wilmington Trust Seasoned management team and deeply embedded culture Superior profitability and earnings and dividend growth over multiple economic cycles Decades of top quartile loan and deposit growth Local scale leading to superior pricing on both sides of the balance sheet, above peer risk-adjusted NIM and credit outperformance Disciplined and efficient operator and prudent stewards of shareholder capital Growth driven by relentless focus on customers, talent, and delivering innovative capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities Financial Highlights 1Q23 Symbol MTB Stock Price * $125.80 Market Capitalization * $21B P/TBV * 1.4x Total Assets $203B Deposits $159B Loans  $133B Branches ** 998 M&T – A High Performing Community-Focused Bank Notes: *Close of business 4/28/2023 ** Includes full-service domestic branches as of 3/31/2023

The M&T Story: A High Performing Community-Focused Bank… ….Our Operating Principles Our People Operating Principles Mission Outcomes Talent & Capabilities Customers & Communities Ongoing insourcing of new capabilities Local Scale Credit Discipline Operating & Capital Efficiency Long-term and deep customer relationships Stable low-cost deposit base with top share in core markets Lead bank share among middle market firms in key communities #1 or 2 share in 10 of 16 SBA districts within footprint Long-term credit costs well below industry averages Particular outperformance in stressed environments Underwriting standards consistent throughout credit cycles Prudent expense management Lower PPNR and credit volatility supports capital efficiency Return-oriented capital allocation – growth, dividends, buybacks, or acquisitions Our purpose - To make a difference in people’s lives  Our mission - We are a bank for communities ─ committed to improving the lives of our customers and all the communities we touch. Seasoned and broad expertise

Rank Buffalo 1 Rochester 1 Bridgeport 2 Baltimore 2 Hartford 2 New Haven 2 Boston 8 Philadelphia 9 Washington 11 New York 16 Contiguous Branch Footprint… …With Market Leading Franchises… Top 10 MSAs by Deposits Top Northeast Banks by Branches(1) Local Scale in Key Markets in M&T Footprint … and Dense, Efficient Network Dense Northeast network covers a geography with only a 300-mile radius but approximately 22% of U.S. population and 25% of GDP Branches 1 Bank of America Corp. 1,085 2 JPMorgan Chase & Co. 1,054 3 M&T Bank Corp. 996 4 Citizens Financial Group 958 5 Toronto-Dominion Bank 935 6 Wells Fargo & Co. 895 7 PNC Financial Services 805 8 Truist Financial Corp. 689 9 Banco Santander SA 466 10 KeyCorp 431 Source: S&P Global Market Intelligence, FDIC Summary of Deposits (1) Top banks and thrifts by number of branches in Northeast / Mid-Atlantic regions (CT, DC, DE, MA, MD, ME, NH, NJ, NY, PA, RI, VA, VT, WV). M&T as of 3/31/2023, excludes two domestic branches outside of Northeast footprint

Key Ratios Notes: (1) The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable-equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains) (2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets.

M&T’s Business Model – Focus on Four Key Performance Indicators Note: All earnings annualized and operating except for PPNR. ROTCE, efficiency, and PPNR are non-GAAP measures and are reconciled in the appendix. Source: S&P Global Market Intelligence and company filings Net Interest Margin Operating Efficiency Ratio PPNR / RWA NCO / Average Loans MTB Peer Median

Solid Performance in Key Metrics against Peers Notes: All earnings annualized and operating except for PPNR. ROTCE, and efficiency, are non-GAAP measures and are reconciled in the appendix. Source: S&P Global Market Intelligence and company filings ROTCE % (ex-AOCI) 1Q23 Efficiency Ratio 1Q23 PPNR / RWA 1Q23 NCO / Loans 1Q23 Net Interest Margin 1Q23

Key Areas of Focus

Granular, Diversified Core Deposit Funding & Strong Liquidity Position

Granular Deposit Base

- 64% of deposits are insured or collateralized
- Average consumer deposit account balance is $13,000
- Average business banking deposit account balance is $47,000

Diversified Deposit Base

- Deposits are spread across our 12 state, nearly 1,000 branch footprint
- Diversified geographically across Upstate NY (23%), Connecticut (14%) Mid-Atlantic (12%), Greater Baltimore area (12%), NYC area (11%), New England (10%), and other regions
- Largest single industry concentration is Public Administration, ~4% of total deposits

Stable and Long Tenured Relationships

- Commercial and business banking deposits consist largely of operating account balances
- Average relationship tenure of 17 years with wealth customers, 16 years for consumer, 15 years for commercial and 13 years for business banking

Strong Liquidity Profile

- Average Cash Balances represent over 13% of Earning Assets
- Liquidity Sources represent ~128% of Adjusted Uninsured Deposits

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As of 1Q23

M&T Bank Corporation

Total Cost of Deposits Noninterest-bearing deposits represented 38% of 1Q 2023 average total deposits for M&T compared to 32% peer median 2002-1Q23 Average M&T 0.73% Peer Median 0.89% Difference -0.16% Noninterest Bearing Deposits / Total Deposits Local Scale Leads to Superior Deposit Franchise Sources: S&P Global Market Intelligence and FDIC M&T Peer Median Peer Range

Diversified and Granular Deposit Base

Commercial & Other Deposits

- Total commercial and business banking diversified geographically across Upstate NY (23%), Mid-Atlantic (9%), New England (12%), NYC area (16%), Greater Baltimore area (11%), Connecticut (9%), and other regions

Commercial

- $43B in deposits diversified across industries and geographies
- Average relationship tenure of 15 years
- Average account size $3MM; median $210k
- About 2/3 operating balances

Business Banking

- Business Banking ($23B) deposits; operating and relationship accounts with small businesses
- Average relationship tenure of 13 years
- Average account size $47k
- About 40% operating balances

Other

- Primarily includes brokered deposits and escrow-related



Average Deposits
1Q23
Commercial & Other $76.5B
Retail $67.6B
$161.5B
Trust $17.5B

Retail Deposits

- Consumer deposits are spread across our 12 state, nearly 1,000 branch network
- Diversified geographically across Upstate NY (22%), Mid-Atlantic (13%), New England (8%), NYC area (6%), Greater Baltimore area (13%), Connecticut (19%), and other regions
- Average relationship tenure of 16 years
- Average account size $13k

Trust Deposits

- Consists primarily of Wealth and Institutional Client Services (ICS) Deposits
- Wealth ($3B); average tenure 17 years; average account size ~$170k
- ICS ($14B): average account size ~$1.0MM

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M&T Bank Corporation

Strong Core Funding and Liquidity Liquidity Sources & Uninsured Deposits 3/31/2023 Liquidity Sources represent ~128% of Adjusted Uninsured Deposits Uninsured Deposits represent 43% of Total Deposits, 36% excluding Collateralized Deposits Average Cash Balances represent over 13% of Earning Assets Highlights

Strong CRE Underwriting Track Record Long history and expertise in CRE lending Long-term relationships and consistent Credit Standards through economic cycles Two Chief Credit Officers over the past 40 years Diversified Loan Portfolio - CRE Concentration Decreasing The mix of C&I, CRE and Consumer loans approximately 1/3 each Excluding owner-occupied, Investor-Owned Real Estate (IRE) is 26% of total loans, down from 31% in 2019 Permanent IRE Well Diversified with Low LTV’s No one Permanent IRE property type accounts for more than 5% of loans—the largest of which are Multifamily and Retail (each 4.7% of loans) The largest Total IRE exposure to a single metro area is approximately 4% of loans Weighted average LTV is 56%; which provides a buffer against potential future losses in these portfolios Over 80% of the total Permanent IRE portfolio has an LTV of 70% or less Long Duration Permanent IRE Portfolio Approximately 70% of the permanent investor-owned portfolio matures in 2025 or later Over 70% of the Permanent IRE portfolio is fixed rate, inclusive of customer implemented swaps Office Risk Will Likely Play Out Over Long Time Horizon Permanent office IRE represents 4% of total loans and is well diversified geographically (NYC <1% of total loans) Approximately 75% of the portfolio matures in 2025 or later Approximately 75% of the underlying leases mature in 2025 or later As of 1Q23

Well Diversified Loan Portfolio Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. Loan Portfolio Composition 3/31/2023 Investor-Owned Real Estate % of Total Loans $133B Construction Permanent IRE Concentration has declined 5% since 2019

Superior Credit Losses Through Multiple Economic Cycles NCO % of Loans Consistent credit standards through economic cycles Emphasis on secured lending: cash flow + collateral + guarantees Customer selection, supported by local market knowledge Working with customers to achieve best long-term outcome M&T Credit Philosophy While M&T’s long-term average nonaccrual rate has exceeded the peer median (1.1% vs. 0.9% for peers), its peak annual loss rate was 42% of the peer median – nonaccruals may not translate to losses “Great Financial Crisis” 2001 Recession S&L Crisis Source: S&P Global Market Intelligence and FRY9C. Note: Industry data represents all FDIC-insured institutions from the FDIC’s Quarterly Banking Profile. Average, max, and range are FY1990-FY2022. COVID 19 Pandemic M&T Peer Median Peer Range Industry

Best-In-Class Credit NCO Ratios Across All Portfolios Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. Source: S&P Global Market Intelligence and FRY9C. Note: Range measures the difference between the annual maximum and minimum for M&T and peers. Average, max, and range are FY2005-FY2022 Residential Real Estate Other CRE Other Consumer HELOC Construction C&I M&T Peer Median Peer Range

Spotlight on Permanent IRE Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. Most of our commercial real estate borrowers have “skin in the game,” which provides a buffer against potential future losses in these portfolios Weighted average LTV is 56%; over 80% of the total Permanent IRE portfolio has an LTV of 70% or less Over 70% of the Permanent IRE portfolio is fixed rate, inclusive of customer implemented swaps The risk from a decline in commercial real estate values is likely to play out over a long period of time Approximately 70% of the permanent investor-owned portfolio matures in 2025 or later Several portfolios, including multifamily, hotel and retail are stable or improving Current focus on healthcare and office portfolios Permanent IRE Details 3/31/2023 Key Points

Diversified and Low LTV Permanent Office CRE Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. % of Balances by LTV Range Geographic Detail Loan and Underlying Lease Maturity Profile Over 80% with LTV ≤ 70% Strong collateral coverage; over 80% have average LTV of 70% or lower 24% of portfolio has ‘22/’23 appraisal; additional 35% in process Geographically diverse; New York City largest concentration representing less than 1% of total loans Approximately 75% of the portfolio matures in 2025 or later Approximately 75% of the underlying leases mature in 2025 or later Key Points 1. Lease maturity data for loans with >$10MM in exposure

Permanent Office CRE Maturities Spread Out and Manageable Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. LTV Ranges for Upcoming Office Maturities Office maturities are spread relatively evenly over time with no upcoming ‘maturity bubbles’, with LTV profile broadly similar to the overall office portfolio NYC Detail Approximately $70 million in total NYC permanent office maturities over the next four quarters; over 75% of those maturities have an LTV of 70% or less

Strong Capital and Low AOCI Impact Top Quartile Core Capital Second highest CET1 ratio among peers (10.16%) Highest TCE ratio among peers (7.6%); more than 200 bps above peer median High Quality and Short Duration Securities Portfolio Agency MBS account for 46% of total and U.S. Treasury’s 30% AFS duration about 1.9 and HTM duration about 5.5, total about 4.0 Low AOCI Impact Investment securities portfolio only 14% of total assets AFS-related AOCI represents only 0.2% potential impact on CET1 ratio As of 1Q23

Diversified Securities Portfolio Securities of $28.4B; 14% of total assets AFS-related AOCI represents only 0.2% potential impact on CET1 ratio Securities Portfolio Composition 3/31/2023   Duration Pretax Unrealized Loss AFS ~1.9 $355 Million HTM ~5.5 $997 Million Total Debt Securities ~4.0 $1,352 Million Highlights

Strong Capital Levels Compared to Peers Common Equity Tier 1 (CET1) Ratio 3/31/2023 Tangible Common Equity / Tangible Assets 3/31/2023 Capital levels favorable to peers both as reported and when considering potential impact of unrealized securities losses

Appendix

A Bank for Communities & Making a Difference – Our ESG Commitment $638.4 million funded in renewable energy projects over the past three years $173.8 million in financing provided for renewable energy projects in 2021 18% reduction in our total electricity usage since 2017 21% reduction in Scope 1 and 2 GHG emissions since 2019 Environment $33.9 million awarded in charitable contributions $1.7 billion in lending to projects containing affordable housing Designated as one of the Best Places to Work for LGBTQ+ Equality by the Human Rights Campaign Foundation and one of the Best Places to Work for Disability Inclusion in the 2021 Disability Equality Index Social 94% of Board members were independent(3) 41% of Board members represented diverse groups(3) We are committed to complying with the highest standards of business ethics and integrity Governance Note: The above highlights can be found in our 2021 ESG report. A copy of this report can be found on our website at https://ir.mtb.com/esg-report 1) TCFD = Task Force on Climate-related Financial Disclosures and 2) SASB = Sustainability Accounting Standards Board 3) Data per proxy statement ESG Accomplishments and Highlights since Last Year 2021 ESG report included Inaugural TCFD(1) disclosure Second SASB(2) report Built a Centralized ESG Team Completed our 1st Materiality Assessment Defined Board and Management ESG Governance Established Renewable Energy and Carbon Reduction Targets Joined the Partnership for Carbon Accounting Financials (PCAF)

Credit Ratings Summary

Fixed Income Maturity Schedule

Reconciliation of GAAP and Non-GAAP Measures Notes: Numbers may not foot due to rounding *Net of tax

Reconciliation of GAAP and Non-GAAP Measures Notes: Numbers may not foot due to rounding

M&T Peer Group PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp Huntington Bancshares Incorporated Zions Bancorporation, NA KeyCorp Truist Financial Corporation U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc. First Horizon National Corporation